[EX.-99.906CERT]

  SECTION 906 CERTIFICATIONS

In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:   /s/  Wallace R. Weitz
         Wallace R. Weitz
         President
Date: July 30, 2014

By:   /s/  Kenneth R. Stoll
         Kenneth R. Stoll
         Chief Financial Officer
Date: July 30, 2014